Exhibit 32.1

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report on Form 10-Q of Gain Therapeutics, Inc. (the "Company") for the quarterly period ended March 31, 2023 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), Matthias Alder, as Chief Executive Officer of the Company, and Charles Evan Ballantyne, as Chief Financial Officer of the Company, each hereby certifies, pursuant to 18 U.S.C. §-1350, as adopted pursuant to §-906 of the Sarbanes-Oxley Act of 2002, that, to the best of his knowledge:

(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: May 12, 2023

/s/
/s/ Matthias Alder
Matthias Alder
Chief Executive Officer
(Principal Executive Officer)

/s/ C. Evan Ballantyne
C. Evan Ballantyne
Chief Financial Officer
(Principal Financial Officer)